UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 6, 2012

West Marine, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22512	77-0355502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Westridge Drive
Watsonville, California 95076
(Address of Principal Executive Offices, Including Zip Code)

(831) 728-2700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2012, the Board of Directors (the “Board”) of West Marine, Inc. (the “Corporation”) unanimously approved certain amendments to the Corporation’s Bylaws (the “Bylaws”). The most significant amendments are summarized below.

Meetings by Remote Communications.  Article II, Section 1(a) of the Bylaws was amended to allow for stockholder meetings to be conducted through remote communication, such as internet-based webcasting, at the discretion of the Board.

Request for Special Meetings.  Article II, Section 1(c) of the Bylaws was amended to increase the minimum percentage of stock ownership required to call a special meeting from 10% to 15% and to specify the information required when stockholders call for a special meeting.

Notice by Electronic Communications.  Article II, Section 1(d) of the Bylaws was amended to allow for electronic notice of stockholder meetings by electronic mail or any other electronic transmission consented to by the stockholder to whom the notice is given.

Broker Non-votes.  Article II, Section 1(e) of the Bylaws was revised so that: (i) broker non-votes, when eligible to vote on at least one item at a meeting of stockholders, are considered present for the purpose of establishing a quorum for the transaction of business at such meeting; and (ii) for the purpose of calculating whether or not a majority vote by stockholders is received on any item subject to a stockholder vote, broker non-votes will only be counted towards the total number of votes cast on items where the broker is eligible to cast a vote.

Required Director Resignation.  Article II, Section 1(e) of the Bylaws also was amended to require that, in the event a director nominee fails to receive a majority of the votes cast and his or her successor is not otherwise elected and qualified, that director must tender his or her resignation and the Board or a committee designated by the Board shall act on such tendered resignation and announce the decision and underlying rationale in a press release, filing with the Securities and Exchange Commission or other broadly disseminated means of communication.

Dual Record Dates.  Article II, Section 2 and Article VII, Section 1 of the Bylaws were updated to reflect recent changes in Delaware law that allow for the Corporation to set separate record dates for those stockholders entitled to notice of a meeting of stockholders and those entitled to vote at any such meeting.

Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals.  Article II of the Bylaws was amended by adding a Section 6 to: (i) clarify the process by which eligible stockholders provide advance notice of stockholder proposals or director nominations to be brought before an annual stockholder meeting; and (ii) expand the information required to be disclosed by stockholders proposing to bring business before a stockholder meeting or nominate a director.  In addition, this new section explains the timeline required for the advance notice of such stockholder proposals or nominations.

Submission of Questionnaire. Article II of the Bylaws was amended by adding a Section 7 that requires certain information from a stockholder that proposes a director nominee.

No Classified Board.  Article III, Section 2(a) of the Bylaws was amended to provide that directors will serve one-year terms and that any change to this Bylaw or to provide for a classified Board would require the majority vote of stockholders.

Meetings of Directors. Article III, Section 3 of the Bylaws was amended to clarify when notice of a Board or committee meeting will be deemed received when sent by various means.
Stockholder Meeting Procedure. Article III, Section 6 of the Bylaws was amended to provide for guidelines for stockholder meeting procedures.
Meetings of the Board. Article III of the Bylaws was amended by adding a Section 7 that provides certain guidelines for Board meeting organizational matters.
Chairman of the Board. Article IV, Section 2 of the Bylaws was amended to provide that the position of Chairman of the Board and Chief Executive Officer shall be separate positions.

Uncertificated Shares.  Article VI, Section 2 of the Bylaws was amended to expressly provide for uncertificated shares and to require direct registration of the Corporation’s stock for so long as the Corporation’s stock is listed on a stock exchange.

The foregoing is a brief description of the amendments to the Corporation’s Bylaws and is qualified in its entirety by reference to the full text of the Bylaws of West Marine, Inc., as amended to date, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibit:

3.1	Bylaws of West Marine, Inc., as amended and as adopted December 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST MARINE, INC.

Date: December 11, 2012	By:	/ s/ Pamela J. Fields
Pamela J. Fields
Secretary and General Counsel

EXHIBIT 3.1

BYLAWS

OF

WEST MARINE, INC.

(as amended through December 6, 2012)

ARTICLE I

OFFICES

Section 1.  Registered Office.

The address of the registered office of West Marine Inc. (the “Corporation”) in the State of Delaware is c/o The Corporation Trust Company, The Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company. Such registered agent has a business office identical with such registered office.

Section 2.  Other Offices.

The Corporation also may have offices at such other places both within and without the State of Delaware as the Board of Directors may determine, or the business of the Corporation may require, from time to time.

Section 3. Books and Records.

The books and records of the Corporation may be kept both within and without the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

ARTICLE II

STOCKHOLDERS

Section 1.  Stockholder Meetings.

(a)           Time and Place of Meetings.  Meetings of the stockholders shall be held at such times and places, either within or without the State of Delaware, as may from time to time be fixed by the Board of Directors and stated in the notices or waivers of notice of such meetings.   The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware.

(b)           Annual Meeting.  The annual meeting of the stockholders shall be held at 11:00 A.M. on the second Wednesday in May or on such other date and at such other time as may be designated by the Board of Directors, for the election of directors and the transaction of such other business properly brought before such annual meeting of the stockholders and within the powers of the stockholders.

(c)           Special Meetings.  Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer of the Corporation, or the Board of Directors pursuant to a resolution adopted by a majority of the directors, or the Secretary at the request in proper form of the holders of not less than fifteen percent (15%) of the voting power of the issued and outstanding voting stock of the Corporation entitled to vote generally for the election of directors. To be in proper form, such stockholder request (the “Request”) for a special meeting shall include all of the information required by Section 6 of Article II of these Bylaws.  Business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice of such meeting or in any supplemental notice delivered by the Corporation in accordance with paragraph (d) of Section1 of Article II of these Bylaws.

(d)           Notice of Meetings.  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, written or printed notice of each meeting of the stockholders shall be given not less than ten (10) days nor more than sixty (60) calendar days before the date of such meeting to each stockholder entitled to vote thereat, directed to such stockholder’s address as it appears upon the books of the Corporation, such notice to specify the place, date, hour and, in the case of a special meeting, the purpose or purposes of such meeting. When a meeting of the stockholders is adjourned to another time and/or place, notice need not be given of such adjourned meeting if the time and place thereof are announced at the meeting of the stockholders at which the adjournment is taken, unless the adjournment is for more than thirty (30) days or unless after the adjournment a new record date is fixed for such adjourned meeting, in which event a notice of such adjourned meeting shall be given to each stockholder of record entitled to vote thereat. Any previously scheduled meeting of the stockholders may be postponed, and unless the Certificate of Incorporation otherwise provides, (i) any special meeting of the stockholders called by the Chairman of the Board or the Board of Directors may be cancelled by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders and (ii) any special meeting of stockholders called by the Chief Executive Officer or the Secretary at the request of stockholders pursuant to Section 2.2(c) of Article II of these Bylaws may be cancelled by a Request from the stockholders who called such special meeting received at least 10 days before such special meeting and upon public notice given prior to the date previously scheduled for such meeting of stockholders. Notice of the time, place and purpose of any meeting of the stockholders may be waived in writing either before or after such meeting and will be waived by any stockholder by such stockholder’s attendance thereat in person or by proxy. Any stockholder so waiving notice of such a meeting shall be bound by the proceedings of any such meeting in all respects as if due .notice thereof had been given.

Without limiting the foregoing, any notice to stockholders given by the Corporation pursuant to this Section 1(d) of Article II shall be effective if given by a form of electronic mail or other electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Secretary of the Corporation and shall also be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or any Assistant Secretary of the Corporation, the transfer agent or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by a form of electronic transmission in accordance with these Bylaws shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by another form of electronic transmission, when directed to the stockholder. Notwithstanding the foregoing, any notice for stockholders may be given by electronic mail or other electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 233 of the General Corporation Law of the State of Delaware.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at the address as it appears on the stock transfer books of the Corporation. If notice is given by electronic transmission, such notice shall be deemed to be given at the times provided in the General Corporation Law of the State of Delaware.  Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Section 8 of Article VII of these Bylaws.

(e)           Quorum and Adjournment.  Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, the holders of not less than a majority of the shares entitled to vote at any meeting of the stockholders, present in person or by proxy, shall constitute a quorum and the affirmative vote of the majority of the votes cast on each matter shall be deemed the act of the stockholders. Shares counted for purposes of determining the existence of a quorum at any meeting shall include any shares held by a broker so long as there is at least one item or matter to be voted on at such meeting with respect to which such broker is eligible to cast a vote with respect to such shares without regard to having voting authorization therefor and notwithstanding the fact that the broker may not have authorization to cast a vote on any other items or matters to be voted on at such meeting. Any shares held by a broker as to which such broker does not have voting authorization for a particular item or matter being voted on and as to which such broker abstains or does not vote, shall not be counted in the total number of votes cast with respect to such item or matter. If a quorum shall fail to be obtained at any meeting of the stockholders, the presiding officer of such meeting may adjourn such meeting from time to time to another place, date or time, without notice other than announcement at such meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting of the stockholders as originally noticed. The foregoing notwithstanding, if a notice of any adjourned special meeting of the stockholders is sent to all stockholders entitled to vote thereat which states that such adjourned special meeting will be held with those present in person or by proxy constituting a quorum, then, except as otherwise required by law, those present at such adjourned special meeting of the stockholders shall constitute a quorum and all matters shall be determined by a majority of the votes cast at such special meeting.

If an incumbent director is not elected due to a failure to receive a majority of the votes cast as described above and his or her successor is not otherwise elected and qualified, the director shall promptly tender his or her resignation to the Board of Directors. The Board of Directors (or a standing committee designated by the Board of Directors) shall act on the tendered resignation, taking into account the recommendation of any of its designated standing committee, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision. The committee of the Board of Directors in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant.

Section 2.  Determination of Stockholders Entitled to Vote.

To determine the stockholders entitled to vote at any meeting of the stockholders, the Board of Directors may fix in advance a record date which shall not be more than sixty (60) nor less than ten (10) days prior to the date of such meeting; or if no such date is fixed by the Board of Directors, a record date shall be determined as provided by law.

Section 3.  Voting and Inspector of Election.

(a)           Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, each stockholder present in person or by proxy at a meeting of the stockholders shall be entitled to one vote for each full share of stock registered in the name of such stockholder at the time fixed by the Board of Directors or by law as the record date for the determination of stockholders entitled to vote at such meeting.

(b)           Every stockholder entitled to vote at a meeting of the stockholders may do so either in person or by one or more agents authorized by a proxy executed or otherwise duly authorized by the person or such stockholder’s duly authorized agent whether by manual signature, typewriting, telegraphic or telephonic transmission or other means of electronic submission, including, without limitation, through the Internet.

(c)           Voting may be by voice, by ballot or by any other means permitted under applicable law, as the presiding officer of the meeting of the stockholders shall determine. On a vote by ballot, each ballot shall be signed or otherwise duly authorized by the stockholder voting, or by such stockholder’s proxy, and shall state the number of shares voted.

(d)           In advance of any meeting of the stockholders, the Board of Directors may appoint one or more persons as inspectors of election (“Inspectors”) to act at such meeting. If Inspectors are not so appointed, or if an appointed Inspector fails to appear or fails or refuses to act at a meeting of the stockholders, the presiding officer of any such meeting may, and at the request of any stockholder or such stockholder’s proxy shall, appoint one or more Inspectors at such meeting. Such Inspectors shall take charge of the ballots at such meeting. After the balloting thereat on any question, the Inspectors shall count the ballots cast thereon and. make a written report to the secretary of such meeting of the results thereof. An Inspector need not be a stockholder of the Corporation and any officer of the Corporation may be an Inspector on any question other than a vote for or against such officer’s election to any position with the Corporation or of any other questions in which such officer may be directly interested. If there are three Inspectors, the determination report or certificate of two such Inspectors shall be effective as if unanimously made by all Inspectors.

Section 4.  List of Stockholders.

The officer who has charge of the stock ledger of the Corporation shall prepare and make available, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to such meeting, during ordinary business hours, for a period of at least ten (10) days prior to such meeting, either at a place within the city where such meeting is to be held and which place shall be specified in the notice of such meeting, or, if not so specified, at the place where such meeting is to be held. The list also shall be produced and kept at the time and place of the meeting of the stockholders during the whole time thereof, and may be inspected by any stockholder who is present.

Section 5. Action By Consent of Stockholders.

Except as otherwise restricted by law or the Certificate of Incorporation any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Section 6. Advance Notice.

For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to paragraph (b) of Article II, Section 1, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and (iii) such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation, including information relevant to a determination whether such proposed nominee can be considered an independent director; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any affiliate of such stockholder with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or affiliate of such stockholder with respect to any securities of the Corporation; (d) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such nomination or business; (e) a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such stockholder or beneficial owner and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder or beneficial owner); and (f) a representation whether the stockholder or the beneficial owner, if any, will engage in a solicitation with respect to the nomination or business and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation and whether such person intends, or is part of a group which intends, to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the business to be proposed (in person or by proxy) by the stockholder.

Section 7. Submission of Questionnaire, Representation and Agreement.

With respect to each person, if any, whom a stockholder proposes to nominate for election or reelection to the Board of Directors, in order for such person to be eligible to be a nominee for election or reelection as a director of the Corporation, such stockholder must deliver to the Secretary at the principal executive offices of the Corporation (in accordance with the time periods prescribed for delivery of notice under Article II, Section 6 of these Bylaws), in addition to the information required under such Section, a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation.

ARTICLE III

BOARD OF DIRECTORS

Section 1.  General Powers.

Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors.

Section 2.  Election of Directors.

(a)           Number, Qualification and Term of Office.  The authorized number of directors of the Corporation shall be fixed from time to time by the Board of Directors, but shall not be less than three (3). The exact number of directors shall be determined from time to time, either by a resolution or Bylaw provision duly adopted by the Board of Directors. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, each of the directors of the Corporation shall be elected at the annual meeting of the stockholders and each director so elected shall hold office until such director’s successor is elected or until such director’s death, resignation or removal.  The directors shall not be divided into classes of directors with terms of office that are greater than one year and which terms of office expire at different times. Any decision by the Board of Directors to repeal or amend this provision to provide for a classified board of directors shall require the affirmative vote of the holders of record of a majority of the outstanding shares of common stock.

(b)           Corporate Governance.  Each duly elected director shall comply with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

(c)           Vacancies.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Unless otherwise restricted by law or by the Certificate of Incorporation, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation removal or other cause may be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the stockholders. Any director elected in accordance with the preceding sentence shall hold office until the next annual meeting of the stockholders and until such director’s successor shall have been elected, or until such director’s death, resignation or removal.

    (d)           Resignation.  Any director may resign from the Board of Directors at any time by giving written notice thereof to the Chairman of the Board, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time when such resignation shall become effective shall not be so specified, then such resignation shall take effect immediately upon its receipt by the Secretary; and, unless otherwise .specified therein, the acceptance of such resignation shall not be necessary to make it effective.  Additionally, any incumbent director who is not elected due to a failure to receive a majority of the votes cast shall promptly tender his or her resignation in accordance with the provisions set forth in Article II, Section 1(e) of these Bylaws.

(e)           Removal.  Except as provided in the Certificate of Incorporation or these Bylaws, any director of the Corporation may be removed from office with or without cause, but only by the affirmative vote of the holders of not less than a majority of the outstanding capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 3.  Meetings of the Board of Directors.

(a)           Regular Meetings.  Regular meetings of the Board of Directors for the purpose of appointing officers’ and for the transaction of such other business as may come before the meeting, shall be held without call at the following times:

(i) at such times as the Board of Directors shall from time to time by resolution determine; and

(ii) immediately following the adjournment of any annual or special meeting of the stockholders.

Notice of all such regular meetings hereby is dispensed with. Regular meetings of the Board of Directors include in person and telephonic meetings for the transaction of business of the Corporation.

(b)           Special Meetings.  Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, by the Chief Executive Officer, by the Board of Directors or by any two (2) directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

(c)           Notice.  Notice of any regular meeting (if other than by resolution) or special meeting of the Board of Directors shall be given by the Secretary or an Assistant Secretary of the Corporation, or by any other officer authorized by the Board of Directors. Such notice shall be given to each director personally or by mail, messenger, email or other electronic means or facsimile transmission, telephone, including voice mail messaging system, telecopy, telegraph or other system or technology designed to record and communicate messages at such director’ s business or residence address. Notice by mail shall be deposited in the United States mail postage prepaid, not later than the third day prior to the date filed for such special meeting. Notice by telephone, telecopy or telegraph shall be sent, and notice given personally or by messenger or any other form of recorded communication shall be delivered, at least twenty-four (24) hours prior to the time set for such special meeting. If by email or other electronic means, facsimile transmission, telephone or by hand, such notice shall be deemed adequately delivered when the notice is transmitted at least twelve (12) hours before such meeting. If, however, the meeting is called by or at the request of the Chairman of the Board and if the Chairman of the Board decides that unusual and urgent business is to be transacted at the meeting (which decision shall be conclusively demonstrated by the Chairman of the Board giving notice of the meeting less than twelve (12) hours prior to the meeting), then at least two (2) hours prior notice shall be given. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with the provisions of Article III, Section 3(h) of these Bylaws. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting and objects at the meeting to the transaction of any business because the meeting is not lawfully called or convened. Notice of a special meeting of the Board of Directors need not contain a statement of the purpose of such special meeting.

(d)           Adjourned Meetings.  A majority of directors present at any regular or special meeting of the Board of Directors or any committee thereof, whether or not constituting a quorum, may adjourn any meeting from time to time until a quorum is present or otherwise. Notice of the time and place of holding any adjourned meeting shall not be required if the time and place are fixed at the meeting adjourned.

(e)           Place of Meetings.  Meetings of the Board of Directors, both regular and special, may be held at any place within or without the state of Delaware which has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, designated by resolution of the Board of Directors. In the absence of any such designation, meetings of the Board of Directors shall be held at the Corporation’s principal executive office or, when deemed appropriate, by conference telephone in accordance with paragraph (f) of Section 3 of Article III of these Bylaws.

(f)           Participation by Telephone.  Members of the Board of Directors or any committee thereof may participate in. any meeting of the Board of Directors or committee through the use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

   (g)           Quorum.  At all meetings of the Board of Directors or any committee thereof, a majority of the total number of directors then in office or such committee, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any such meeting at which there is a quorum shall be the act of the Board of Directors or any committee thereof, except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws. A meeting of the Board of Directors or any committee, thereof at which a quorum initially is present may continue to transact business notwithstanding the withdrawal of directors so long as any action is approved by at least a majority of the required quorum for such meeting.

(h)           Waiver of Notice.  The transactions of any meeting Of the Board of Directors or any committee thereof, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to hold such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a special meeting will be automatically waived by any director’s attendance or participation at such meeting.

Section 4.  Action without Meeting.

Any action required or permitted to be taken by the Board of Directors at any meeting thereof or at any meeting of a committee thereof may be taken without a meeting if all members of the Board of Directors or such committee thereof consent thereto in writing or by electronic transmission setting forth the action so taken, which consent shall be signed by all members of the Board or committee, as the case may be, entitled to vote or not abstaining from the vote, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors or such committee thereof.

Section 5. Compensation of Directors.

(a)           Unless otherwise restricted by law, the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix compensation of directors.  The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors including, without limitation, in person or telephonic meetings, or a stated salary and/or other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor, except as otherwise restricted or prohibited by these Bylaws or applicable law. Members of committees of the Board of Directors may be allowed like compensation for attending committee meetings.

Section 6. Committees of the Board.

(a)           Committees. The Board of Directors may, by resolution adopted by a majority of the Board of Directors, designate one or more committees of the Board of Directors and the Board shall also designate a chairperson of each committee.  The audit committee shall consist of three or more directors and other committees shall consist of two or more directors. For any committee required by any stock exchange on which the Corporation’s securities are listed, committee members shall be comprised solely of non-employee directors, and each member shall meet the independence criteria required by such stock exchange. Each such committee, to the extent permitted by law, the Certificate of Incorporation and these Bylaws, shall have and may exercise such of the powers of the Board of Directors in the management and affairs of the Corporation as may be prescribed by the resolutions creating such committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Board of Directors shall have the power, at any time for any such reason, to change the members of any such committee, to fill vacancies, and to discontinue any such committee.

(b)           Minutes of Meetings. The members of each committee shall designate a person to act as secretary of the committee to keep written minutes of, and to serve notices for, its meetings and perform such other duties as the committee may direct. Such person may, but need not be, a member of the committee.  The chairperson of each committee shall report such committee's proceedings to the Board of Directors when required.

(c)           Meeting Procedures. The Chairman of the Board or other person presiding as provided in these Bylaws or by the Board of Directors (the “Lead or Presiding Director”), shall call meetings of the stockholders to order. The Secretary, or in the event of his or her absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the Lead or Presiding Director, shall act as Secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders may be determined by such Lead or Presiding Director. Except to the extent inconsistent with applicable law, these Bylaws or any rules and regulations adopted by the Board of Directors, the Lead or Presiding Director of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts, including causing an adjournment of such meeting, as, in the judgment of such Lead or Presiding Director, are appropriate. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the Lead or Presiding Director of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the Lead or Presiding Director shall permit; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted to questions or comments by participants; and (vi) establishing times for opening and closing of the voting polls for each item upon which a vote is to be taken. Unless, and to the extent determined by the Board of Directors or the Lead or Presiding Director of the meeting, meetings of the stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

(d)     Limits on Authority of Committees. No committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the General Corporation Law of the State of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation, or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending any provision of these Bylaws; nor, unless the resolutions establishing such committee or the Certificate of Incorporation expressly so provide, shall have the power or authority to declare a dividend, to authorize the issuance of stock, to adopt a certificate of ownership and merger, or to fill vacancies in the Board of Directors.

Section 7. Organization.

At each meeting of the Board of Directors, other than meetings of the non-management Directors in executive session, the Chairman of the Board or, in the Chairman’s absence, (i) the Lead or Presiding Director, or (ii) in the absence of each of them, a chairman chosen by a majority of the Directors present, shall act as chairman of the meeting, and the Secretary or, in the Secretary’s absence, an Assistant Secretary or any employee of the Corporation, shall act as secretary of the meeting. Additionally, during any regular meeting or special meeting of the Board of Directors, the Board of Directors may have an executive session with only the non-employee directors or only the independent directors present and such other invitees as the directors participating in the executive session shall so determine. No separate notice of the executive session is required. The Board of Directors may, from time to time, appoint a lead or presiding independent director to preside at meetings of the non-management directors or, in the lead or presiding independent director’s absence, the non-management directors, shall choose a non-management director to preside at such meetings in executive session.

ARTICLE IV

OFFICERS

Section 1. Officers.

(a)           Number. The following officers of the Corporation shall be chosen by the Board of Directors when and as each position is deemed necessary, other than as required by the General Corporation Law of the State of Delaware: Chairman of the Board of Directors; Chief Executive Officer; President, if a separate position from the Chief Executive Officer position; Chief Operating Officer; Chief Financial Officer; Chief Accounting Officer; and any other Executive Officer.  The Board of Directors or the Chief Executive Officer also may appoint a Secretary, a Treasurer and one or more Assistant Secretaries, Assistant Treasurers or Vice Presidents, and such other officers and agents with such powers and duties as the Board of Directors or the Chief Executive Officer, as the case may be, shall deem necessary.  Unless otherwise required by law, any number of offices may be held by the same person, except that neither the Chief Executive Officer nor the President, if a separate position from the Chief Executive Officer position, shall also be the Secretary or an Assistant Secretary or the Chief Financial Officer.

(b)           Election and Term of Office.  All officers appointed pursuant to Article IV, Section 1(a) of these Bylaws, shall hold office until such officer’s successor is elected, or until such officer’s death, resignation or removal.  Any officer may be removed at any time, with or without cause, by the Board of Directors or, with respect to any officer other than the Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer and any other Executive Officer, by the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President.  Any vacancy occurring in any office may be filled by the Board of Directors or, with respect to any officer other than the Chairman of the Board, Chief Executive Officer, President, if a separate position from the Chief Executive Officer position, Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer and any other Executive Officer, by the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President.  No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his or her successor, his or her death, his or her resignation or his or her removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.

(c)           Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 2. Chairman of the Board of Directors.

The Chairman of the Board of Directors shall preside at meetings of the stockholders and the Board of Directors. Unless otherwise designated by the Board of Directors, the Chairman of the Board and the Chief Executive Officer of the Corporation shall be separate positions. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, the Chairman of the Board shall preside at all meetings of the Board of Directors and of the stockholders, except as otherwise provided under these Bylaws, and may at any time call any meeting of the Board of Directors. The Board of Directors may remove or replace the Chairman of the Board of Directors as Chairman at any time for any reason.

Section 3. Chief Executive Officer.

The Chief Executive Officer shall in general supervise and control all the business and affairs of the Corporation. The Chief Executive Officer shall  be responsible for carrying out the orders of and the resolutions and policies adopted by the Board of Directors and shall have general management of the business of the Corporation and shall exercise general supervision over all of its affairs and shall perform all other duties incident to the office or as may be delegated or assigned by the Board of Directors by resolution from time to time.. In addition, the Chief Executive Officer shall have such powers and perform such duties as may be provided for herein and as are normally incident to the office and as may be prescribed by the Board of Directors. If and at such time as the Board of Directors so determines, the Chief Executive Officer may also serve as President of the Corporation. The Chief Executive Officer shall have the express authority to appoint officers of the Corporation (other than the Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer and any other Executive Officer) and to assign to such officers such duties and powers as the Chief Executive Officer shall deem necessary or appropriate and are not otherwise inconsistent with these Bylaws.  The appointment or termination by the Chief Executive Officer of any such officer shall be reported to the Board at the next meeting of the Board.  The Chief Executive Officer may delegate any of his or her powers to any other officer of the Corporation.

Section 4.  President.

The President (who may also be the Chief Operating Officer), if any, shall act in a general executive capacity and shall assist the Chief Executive Officer in the administration and operation of the Corporation's business and general supervision of its policies and affairs and shall perform all other duties incident to the office or as may be delegated or assigned by the Board of Directors by resolution from time to time. Prior to any action by the Board of Directors, the President shall, in the absence or disability of the Chief Executive Officer or whenever the office of the Chief Executive Officer is vacant, perform all duties of the Chief Executive Officer. Subject to the provisions of these Bylaws and to the direction of the Board of Directors and the Chief Executive Officer, he or she shall have responsibility for the day-to-day operations of the Corporation and shall perform all duties and have all powers that are commonly incident to the office of chief operating officer or that are delegated to him or her by the Board of Directors or the Chief Executive Officer.  In the absence of the Chief Executive Officer, the President shall have the express authority to appoint officers of the Corporation (other than the Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer and any other Executive Officer) and to assign to such officers such duties and powers as the President shall deem necessary or appropriate and are not otherwise inconsistent with these Bylaws.  The appointment or termination by the President of any such officer shall be reported to the Board at the next meeting of the Board.

Section 5.  Chief Operating Officer.

The Chief Operating Officer, if any, and if other than the President, shall have charge of the day-to-day operations of the Corporation and shall have such powers and perform such duties as may be provided for herein and as are normally incident to the office and as may be prescribed by the Board of Directors or the Chief Executive Officer, or in the absence of a Chief Executive Officer, the President.

Section 6.  Chief Financial Officer.

The Chief Financial Officer shall be the principal financial officer of the Corporation. The Chief Financial Officer shall perform such duties and exercise such powers as are normally incident to the office and as may be prescribed by the Board of Directors or the Chief Executive Officer, or in the absence of a Chief Executive Officer, the President.

Section 7.  Chief Accounting Officer.

The Chief Accounting Officer, if a separate position from the Chief Financial Officer position, shall be the principal accounting officer of the Corporation. The Chief Accounting Officer shall assist the management of the Corporation in setting the financial goals and policies of the Corporation, shall provide financial and accounting information to the management of the

Corporation and shall perform such other duties and exercise such other powers as may be prescribed by the Board of Directors or the Chief Executive Officer, or in the absence of a Chief Executive Officer, the President.

Section 8.  Executive Officers.

Executive Officers shall be those officers of the Corporation expressly designated from time to time in a resolution or resolutions of the Board of Directors as being Executive Officers for purposes of these Bylaws or for purposes of any rule or regulation of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.  The fact that an officer’s title contains the word “executive” and appears in a Board resolution shall not, by itself, constitute an executive officer designation as provided in this Section.

Section 9.  Vice Presidents.

The Vice Presidents shall have such powers and perform such duties as from time to time may be prescribed for them, respectively, by the Board of Directors or the Chief Executive Officer, or in the absence of a Chief Executive Officer, the President.

Section 10. Secretary and Assistant Secretaries.

The Secretary shall record or cause to be recorded, in books provided for the purpose, minutes of the meetings of the stockholders, the Board of Directors and all committees of the Board of Directors; see that all notices are duly given in accordance with the provisions of these Bylaws as required by law; be custodian of all corporate records (other than financial) and of the seal of the Corporation, and have authority to affix the seal to all documents requiring it and attest to the same; give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors; and, in general, shall perform all duties incident to .the office of Secretary and such other duties as may, from time to time, be assigned to him or her by the Board of Directors or the Chief Executive Officer, or in the absence of a Chief Executive Officer, the President.  At the request of the Secretary, or in the Secretary’s absence or disability, any Assistant Secretary shall perform any of the duties of the Secretary and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary.

Section 11. Treasurer and Assistant Treasurers.

The Treasurer shall keep or cause to be kept the books of account of the Corporation and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer, or in the absence of a Chief Executive Officer, the President. The Treasurer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or in the absence of a Chief Executive Officer, the President shall designate from time to time.  At the request of the Treasurer, or in the Treasurer’s absence or disability, any Assistant Treasurer may perform any of the duties of the Treasurer and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer. Except where by law the signature of the Treasurer is required, each of the Assistant

Treasurers shall possess the same power as the Treasurer to sign all certificates, contracts, obligations and other instruments of the Corporation.

ARTICLE V

INDEMNIFICATION AND INSURANCE

Section 1. Actions Against Directors and Officers.

The Corporation shall indemnify to the fullest extent permitted by, and in the manner permissible under, the laws of the State of Delaware any person made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative (a “Proceeding”), by reason of the fact that such person or such person’s testator or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or served any other enterprise as a director or officer at the request of the Corporation or any predecessor of the Corporation (the “Indemnitee”), including without limitation, all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with such Proceeding.

In furtherance and not in limitation of the foregoing provisions, all reasonable expenses incurred by or on behalf of the Indemnitee in connection with any Proceeding shall be advanced to the Indemnitee by the Corporation within 20 calendar days after the receipt by the Corporation of a statement or statements from the Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the expenses incurred by the Indemnitee and, if required by law at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay the amounts advanced if it should ultimately be determined that the Indemnitee is not entitled to be indemnified against such expenses pursuant to this Article V.

Section 2. Contract.

The provisions of Section 1 of this Article V shall be deemed to be a contract between the Corporation and each director and officer who serves in such capacity at any time while such By-law is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

Section 3. Nonexclusivity.

The rights of indemnification provided by this Article V shall not be deemed exclusive of any other rights to which any director or officer of the Corporation may be entitled apart from the provisions of this Article V.

Section 4. Indemnification of Employee and Agents.

The Board of Directors in its discretion shall have the power on behalf of the Corporation to indemnify any person, other than a director or officer, made a party to any action, suit or proceeding-by reason of the fact that such person or such person’s testator or intestate, is or was an employee or agent of the Corporation.

Section 5. Insurance.

Upon a resolution or resolutions duly adopted by the Board of Directors of the Corporation, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation against any liability asserted against such person and incurred by him in any capacity, or arising out of his capacity as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of applicable law, the Certificate of Incorporation or these Bylaws.

ARTICLE VI

CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 1. Certificates and Uncertificated Stock Transfers.

The shares of stock of the Corporation shall either be represented by a certificate in such form as the appropriate officers of the Corporation may from time to time prescribe, or shall be uncertificated and, in either case, shall be registered and entered in the books of the Corporation as they are issued.  Any certificates representing shares of stock shall exhibit the holder’s name and number of shares and shall be signed by or in the name of the Corporation by (a) the Chairman of the Board of Directors, the President or any Vice President and (b) the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary. Any or all of the signatures on a certificate may be facsimile. In case any officer of the Corporation, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issuance.

Section 2. Transfer.

Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or from such person’s attorney duly authorized in writing, and upon compliance with appropriate procedures for transferring shares in uncertificated form, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and/or record the transaction upon its books.

Notwithstanding anything to the contrary in these Bylaws, at all times that the Corporation’s stock is listed on a stock exchange, the shares of the stock of the Corporation shall comply with all direct registration system eligibility requirements established by such exchange, including any requirement that shares of the Corporation’s stock be eligible for issue in book-entry form. All issuances and transfers of shares of the Corporation’s stock shall be entered on the books of the Corporation with all information necessary to comply with such direct registration system eligibility requirements, including the name and address of the person to whom the shares of stock are issued, the number of shares of stock issued and the date of issue. The Board of Directors shall have the power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of shares of stock of the Corporation in both uncertificated and certificated form.

Section 3. Record Owner.

The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof, and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

Section 4. Lost, Stolen or Destroyed Certificates.

The Board of Directors may direct a new certificate, certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, certificates or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 5. Transfer and Registry Agents.

The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

ARTICLE VII

MISCELLANEOUS

Section 1. Record Date.

(a)            In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date for any such purpose, which shall not be more than sixty (60) nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action. If not fixed by the Board of Directors, the record date shall be determined as provided by law.

(b)           A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournments of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting.

(c)           Holders of stock on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided by agreement or by law, the Certificate of Incorporation or these Bylaws.

Section 2. Execution of Instruments.

The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other persons, to execute any corporate instrument or document or to sign the corporate name without limitation, except where otherwise provided by law, the Certificate of Incorporation or these Bylaws. Such designation may be general or confined to specific instances.

Section 3. Voting of Securities Owned by the Corporation.

All stock and other securities of other corporations held by the Corporation shall be voted, and all proxies with respect thereto shall be executed, by the person so authorized by resolution of the Board of Directors, or, in the absence of such authorization, by the President.

Section 4. Corporate Seal.

The Corporation shall have a corporate seal in such form as shall be prescribed and adopted by the Board of Directors.

Section 5. Construction and Definitions.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of the State of Delaware shall govern the construction of these Bylaws.

Section 6. Amendments.

These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the stockholders at any meeting or by the Board of Directors.

Section 7. Dividends.

The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and, if and to the extent applicable, the Certificate of Incorporation.

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